UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 6, 2016

(Date of earliest event reported)

Golden Queen Mining Co. Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-21777

British Columbia, Canada	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of principal executive offices, including zip code)

(778) 373-1557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective on March 31, 2016, Golden Queen Mining Co. Ltd. (the “Registrant”) appointed PricewaterhouseCoopers LLP, Vancouver, British Columbia (“PWC”) as the principal independent registered public accountant of the Registrant, subject to completion of its standard client acceptance procedures. The appointment of PWC was recommended by the Registrant’s audit committee after considering proposals from several international public accounting firms, including BDO LLP (“BDO”), the Company’s independent public accounting firm for the fiscal year ended December 31, 2015. As a result of PWC’s appointment, the Registrant’s engagement of BDO, as the Company’s independent registered public accounting firm, was terminated.

BDO’s principal accountant reports on the Registrant’s consolidated financial statements for each of the past two fiscal years ended December 31, 2014 and 2015, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In the two most recent fiscal years preceding the termination of BDO and through to March 31, 2016, the Registrant is not aware of any disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the Registrant’s consolidated financial statements for such years.

The Registrant is not aware of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years preceding the termination of BDO.

BDO has been provided the disclosure in this Current Report on Form 8-K, and has provided herewith a letter commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, which is attached as Exhibit 16.1.

Effective March 31, 2016, the Registrant, upon the recommendation of its audit committee and approval of its board of directors, engaged PWC as its principal independent registered public accountant.

During the Registrant’s two most recent fiscal years and through the date of this Form 8-K, neither the Registrant nor anyone on its behalf has consulted with PWC regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, nor did PWC provide either a written report or oral advice that PWC concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from BDO LLP to the Securities and Exchange Commission dated March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

Date: April 6, 2016	By:	/s/ Andrée St-Germain
Andrée St-Germain Chief Financial Officer